Exhibit 10.20

October 2, 2013

Media General, Inc.
333 E. Franklin Street
Richmond, Virginia 23219
Attention: Andrew C. Carington, Esq.

Reference is hereby made to that certain Standstill and Lock-up Agreement, dated as of June 5, 2013 (as it may be amended from time to time, the “Standstill Agreement”) by and among Standard General Fund L.P., Standard General Communications, LLC and Media General, Inc. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Standstill Agreement.

The parties to the Standstill Agreement agree and acknowledge that in correction of a scrivener’s error, effective as of June 5, 2013, each reference to “Article V of the Company Charter” contained in Section 3.1(a)(iii) of the Standstill Agreement shall be deemed to be a reference to “Article IV of the Company Charter”.

Sincerely, STANDARD GENERAL FUND, L.P.

By:	/s/ Soohyung Kim
Name:	Soohyung Kim
Title:	CEO

STANDARD GENERAL COMMUNICATIONS, LLC

By:	/s/ Soohyung Kim
Name:	Soohyung Kim
Title:	CEO

Agreed and acknowledged by: MEDIA GENERAL, INC.

By:	/s/ Andrew C. Carington
Name:	Andrew C. Carington
Title:	Vice President, General Counsel and Secretary